UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2005, Ramtron International Corporation (the "Company") entered into a $4 million revolving secured credit facility ("New Credit Facility") with Silicon Valley Bank, a subsidiary of Silicon Valley Bancshares. The New Credit Facility provides for a $4 million secured revolving credit facility. The New Credit Facility replaces the Company's existing $3.0 million line of credit with Wells Fargo Business Credit, Inc. The New Credit Facility provides for interest at a floating rate equal to the prime lending rate plus 0.50% per annum, a minimum interest rate of 6.00% per year and a term of two years. Security for the credit facility includes all of the Company's assets except for its intellectual property and real estate.

There are no material relationships between the Company and its affiliates, on the one hand, and Silicon Valley Bank, on the other.

The Company issued a press release on April 4, 2005 announcing the New Credit Facility. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2005, the Company, and certain of its subsidiaries, as borrowers, terminated their Credit and Security Agreement, dated as of March 31, 2003, with Wells Fargo Business Credit, Inc., as amended (the "Existing Credit Agreement"). The Existing Credit Agreement provided for a secured $3.0 million revolving line of credit, interest on any borrowings at a floating rate equal to the prime lending rate plus 1.75% per annum, minimum interest charges of $120,000 per year and a term of three years. Security for the Existing Credit Agreement included the Company's non-European accounts receivable and inventories. In accordance with the terms under the Existing Credit Agreement, the Company paid a termination fee of $32,100.00, which was one percent (1%) of the commitment under Existing Credit Facility, interest due and miscellaneous fees. At April 1, 2005, there were no borrowings outstanding under the Existing Credit Agreement.

There are no material relationships between the Company and its affiliates, on the one hand, and Wells Fargo Business Credit, Inc., on the other.

The Company terminated its agreement with Wells Fargo Business Credit, Inc. to reduce its costs for the availability of a credit facility and to obtain a higher line of credit.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(A) Creation of a Direct Financial Obligation

Information concerning the Company's New Credit Facility is set forth in
Item 1.01, which information is incorporated herein by reference.

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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated April 4, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated April 7, 2005

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